SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 23, 2006



                            THE BLACKHAWK FUND
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                      000-49672          88-0408213
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)

                        1802 N.Carson Street, Suite 212
                           Carson City, Nevada  89701
            ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (775) 887-0670
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

                                   (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS















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ITEM  2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Blackhawk Fund purchased a real estate asset for $620,000 plus closing costs. The property owned by The BlackHawk Fund is a condominium located at 7227 Willet Circle, Carlsbad, Ca. 92009.
The Company purchased the property with a down payment of $128,507 and a mortgage loan of $496,000, which was personally guaranteed by an Officer of The Company.

                          Signatures
                          ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THE BLACKHAWK FUN, Registrant
Date:  March 27, 2006           /s/ Brent Fouch
                                  -------------------------------------
                                  By: Brent Fouch, Secretary and Chief
                                      Financial Officer


















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